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                                                                    EXHIBIT 10.5


                     FIFTH AMENDMENT TO AMENDED AND RESTATED
                         SENIOR SECURED CREDIT AGREEMENT


         This Fifth Amendment (this "Amendment") to the Amended and Restated Senior Secured Credit Agreement referenced below is entered into as of January 26, 2004, among Metris Companies Inc., a Delaware corporation (the "Borrower"), the lenders signatory hereto (the "Required Lenders"), and Deutsche Bank Trust Company Americas, as administrative agent (the "Administrative Agent") for the Lenders and collateral agent (the "Collateral Agent") for the Lenders.

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders, the Administrative Agent and the Collateral Agent are parties to the Amended and Restated Senior Secured Credit Agreement, dated as of June 18, 2003, as amended by the First Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of July 29, 2003, by the Second Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of September 30, 2003, by the Third Amendment to the Amended and Restated Senior Secured Credit Agreement, dated as of November 19, 2003, and by Fourth Amendment to the Amended and Restated Senior Secured Credit Agreement dated as of December 19, 2003 (as so amended, the "Credit Agreement") providing for the extension of credit to Borrower in the form of a term loan in the original principal amount of $125,000,000;

         WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended and waived, and the Required Lenders have agreed to such amendments and waiver, all on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the mutual covenants and undertakings herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1.       Amendments to the Credit Agreement.

                  a. Section 5.14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

                           "Section 5.14. Additional Accounts. With respect to
                  the Borrower and each of its Subsidiaries (other than DMCCB, ICOM Limited and MES Insurance Agency, LLC), deliver a control agreement, in form and substance reasonably satisfactory to the Required Lenders, prior to the establishment of any deposit account or securities account established after the Effective Date, other than (a) deposit accounts or securities accounts exclusively related to Receivables Transfer Programs and (b) only to the extent of the first Five Hundred Thousand Dollars ($500,000) credited thereto, that certain securities account described as Money Market Fund A/C 5820-1737 held by U.S. Bancorp in the name of Metris Warranty Services of Florida, Inc., or any other replacement thereof (the "MWSF Regulatory Compliance Account"). The Borrower agrees to promptly deliver, or




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                  cause to be delivered, to the Administrative Agent a copy of all statements, confirmations, and correspondence concerning the MWSF Regulatory Compliance Account."

                  b. Section 6.07(c) of the Credit Agreement is hereby amended and supplemented by adding the following clause (v) to the end thereof:

                           "(v) defeasance in full on or before February 13,
                  2004 and payment in full within forty-five (45) days of such defeasance of the "Renewable Unsecured Subordinated Notes" (the "Retail Notes") which constitute Indebtedness issued pursuant to that certain Indenture, dated as of October 25, 2000, between the Borrower, as issuer, and U.S. Bank National Association, as trustee, as supplemented by First Supplemental Indenture dated as of October 25, 2002 and outstanding in an aggregate principal amount not exceeding $1,000,000 as of February 10, 2004."

         2. Prepayment. In connection with the defeasance of the Retail Notes permitted under Section 6.07(c) of the Credit Agreement, as amended by this Amendment, the Borrower shall prepay to the Administrative Agent (for the ratable benefit of the Lenders) on the date of such defeasance the principal amount of Five Million Dollars ($5,000,000) of the Term Loan, plus (y) interest accrued to the date of prepayment at the Interest Rate on the $5,000,000 of the Term Loan being so prepaid, plus (z) an amount equal to the Make Whole Amount relating to such prepayment of the Term Loan.

         3. Waiver. The Borrower intends to make available to its employees from time to time surplus items (e.g., t-shirts, mugs, etc.) labeled with the "Metris" logo ("Surplus Logo Items") for a purchase price approximately equal to the cost of such items (which shall be less than $5,000 in the aggregate). The Borrower intends to donate the proceeds from such sales to charity. The Borrower has requested that the Required Lenders, and the Required Lenders, as long as the proceeds of such sales are irrevocably donated to charity, hereby agree to, waive (a) the covenant contained in Section 6.08 of the Credit Agreement restricting the disposition of assets so as to permit such sale of Surplus Logo Items, and (b) the application of the proceeds of such sale to the prepayment of Term Loan pursuant to Section 2.07 of the Credit Agreement. The waivers granted pursuant to this Section 2 are effective only in this particular instance and for the specific purpose for which they are given and shall not be construed as either a waiver of any other right, power or privilege or a course of dealing giving rise to any obligation or condition with respect to any subsequent modifications, consents or waivers. Except as specifically provided in this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified by the Borrower in all respects and shall remain in full force and effect.

         4. The Borrower hereby represents and warrants that (i) it has the power and is duly authorized to execute and deliver this Amendment, (ii) this Amendment has been duly authorized, executed and delivered by all requisite corporate and, if required, stockholder action, (iii) it is and will continue to be duly authorized to perform its obligations under the Loan Documents and this Amendment, (iv) the execution, delivery and performance by it of this Amendment shall not (1) result in the breach of, or constitute (alone or with notice or with the lapse of time or both) a default under, any material agreement or instrument to which it is a




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party, (2) violate (A) any provision of law, statute, rule or regulation, or certificate or articles of incorporation or other constitutive documents or by-laws of the Borrower or any Subsidiary, (B) any order of any Governmental Authority or (C) any provision of any material indenture, agreement or other instrument to which the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, or (3) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by the Borrower or any Subsidiary other than pursuant to the Collateral Documents, (v) this Amendment and each of the Loan Documents to which it is a party or by which it or its assets may be or is bound constitutes its legal, valid and binding obligations, enforceable against it (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting creditors' rights generally and to general principles of equity), (vi) except as publicly disclosed, there are not any actions, suits, investigations (civil or criminal) or proceedings at law or in equity or by or before any Governmental Authority pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any Subsidiary or any business, property or rights of any such Person (1) which involve any Loan Document or the Transactions or (2) which would be materially likely to result in a Material Adverse Effect and neither the Borrower nor any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any Governmental Authority, where such violation or default would be materially likely to result in a Material Adverse Effect, and (vii) none of the Borrower or its Subsidiaries is in default with respect to any order of any court, governmental authority, regulatory agency or arbitration board or tribunal, the effect of which would have a Material Adverse Effect on the business, assets, operations or financial condition of the Borrower and its Subsidiaries (taken as a whole). The Borrower represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred or is continuing.

         5. All capitalized terms used herein, unless otherwise defined herein, have the same meanings provided herein or in the Credit Agreement.

         6. This Amendment is limited precisely as written and shall not be deemed to (a) be a consent to a waiver or any other term or condition of the Credit Agreement, the other Loan Documents or any of the documents referred to therein or executed in connection therewith or (b) prejudice any right or rights the Lenders may now have or may have in the future under or in connection with the Credit Agreement, the other Loan Documents or any documents referred to therein or executed in connection therewith. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed and delivered in connection therewith, it shall be deemed to mean the Credit Agreement, as the case may be, as modified by this Amendment.

         7. This Amendment is a document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered or applied in accordance with the terms and provisions thereof.

         8. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. The parties may execute facsimile copies of this Amendment and the facsimile signature of any such party shall be deemed an original and fully binding on said party.


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         9.       This Amendment shall be governed and construed in accordance with the applicable terms and provisions of Section 9.07 (Applicable Law) of the Credit Agreement, which terms and provisions are incorporated herein by reference.

         10. Except as hereby amended, no other term, condition or provision of the Credit Agreement shall be deemed modified or amended, and this Amendment shall not be considered a novation.

         11. The Required Lenders hereby direct and instruct the Administrative Agent and Collateral Agent, as applicable, to execute this Amendment.

         12. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


      [Remainder of Page Intentionally Left Blank. Signature Pages Follow.]



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         IN WITNESS WHEREOF, the Borrower, the Required Lenders, the
Administrative Agent and the Collateral Agent have caused this Fourth Amendment to the Amended and Restated Credit Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                        METRIS COMPANIES INC., as Borrower


                                        By:
                                           ---------------------------------
                                        Name:
                                        Title:



[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Collateral Agent for the Lenders,
                                      Secured Party and Securities Intermediary

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                      as Administrative Agent for the Lenders

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                      HIGH YIELD PORTFOLIO, a series of Income
                                      Trust, as Lender

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      AXP VARIABLE PORTFOLIO - HIGH YIELD
                                      BOND FUND, a series of AXP Variable
                                      Portfolio Income Series, Inc., as Lender

                                      (F/K/A AXP VARIABLE PORTFOLIO - EXTRA
                                      INCOME FUND, a series of AXP Variable
                                      Portfolio Income Series, Inc.)

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                  DK ACQUISITION PARTNERS, L.P., as Lender

                                  By:  M.H. Davidson & Co., its General Partner

                                   By:
                                      -----------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                      PERRY PRINCIPALS INVESTMENTS, L.L.C.,
                                      as Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                     THE VARDE FUND V, L.P., a Delaware limited
                                     partnership

                                     By: The Varde Fund V, G.P. LLC, a Delaware
                                     limited liability company, its General
                                     Partner

                                     By: Varde Partners, L.P., a Delaware
                                     limited partnership, its Managing Member

                                     By:  Varde Partners, Inc., a Delaware
                                     corporation, its General Partner

                                     By:
                                        --------------------------------------
                                     Name:
                                          ------------------------------------
                                     Title:
                                           -----------------------------------


[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                      YORK CAPITAL MANAGEMENT, L.P., as Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------



[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                      KZH SOLEIL-2 LLC, as Lender

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      GALAXY 1999-1, LTD., as Lender

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      SUNAMERICA LIFE INSURANCE COMPANY,
                                      as Lender


                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                   SATELLITE SENIOR INCOME FUND, LLC, as Lender


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------


[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]

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                                   SPIRET IV LOAN TRUST 2003-A, as Lender

                                   By Wilmington Trust Company, not in its
                                   individual capacity but solely as trustee


                                   By:
                                      ----------------------------------------
                                   Name:
                                        --------------------------------------
                                   Title:
                                         -------------------------------------



[Signature Pages to Fifth Amendment to Amended and Restated Senior Secured Credit Agreement]